Exhibit 10.1
FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of June __, 2024 by and among the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a "Lender" and collectively as "Lenders"), WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as administrative agent for each member of the Lender Group and the Bank Product Providers (in such capacity, together with its successors and assigns in such capacity, "Agent"), RNGR ENERGY SERVICES, LLC, a Delaware limited liability company ("Parent"), RANGER ENERGY SERVICES, LLC, a Delaware limited liability company ("Ranger"), TORRENT ENERGY SERVICES, LLC, a Delaware limited liability company ("Torrent"), RANGER ENERGY ACQUISITION, LLC, a Delaware limited liability company ("Energy"), and BRAVO WIRELINE, LLC, a Delaware limited liability company ("Bravo"; Parent, Ranger, Torrent, Energy, and Bravo, each a "Borrower" and individually and collectively, jointly and severally, the "Borrowers").
WHEREAS, the Borrowers, Agent, and Lenders are parties to that certain Credit Agreement dated as of May 31, 2023 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"); and
WHEREAS, Borrowers have requested that Agent and the Required Lenders amend and modify the Credit Agreement as provided herein, in each case subject to the terms and provisions hereof.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. Subject to the satisfaction or waiver of the conditions set forth in Section 5 below and in reliance on the representations and warranties set forth in Section 6 below, Borrowers, Agent and the Lenders party hereto, agree that the Credit Agreement is hereby amended as follows:
(a)Section 1.1 of the Credit Agreement is hereby amended by adding the following defined term in its respective alphabetical order:
"Eligible Unbilled Accounts" means any Account created by a Borrower which satisfies all of the conditions set forth in the definition of Eligible Accounts except that such Accounts have not yet been billed; provided, that, an Account shall cease to be an Eligible Unbilled Account thirty (30) days following the date of shipment of the goods giving rise to such Account or performance of the services giving rise to such Account, as applicable.

(b)The definition of "Borrowing Base" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
"Borrowing Base" means, as of any date of determination, the result of:
(a) 85% of the amount of Eligible Non-Investment Grade Accounts, less the amount, if any, of the Dilution Reserve, plus
(b) 90% of the amount of Eligible Investment Grade Accounts, less the amount, if any, of the Dilution Reserve, plus
(c) the lesser of (x) 80% of the amount of Eligible Unbilled Accounts, less the amount, if any, of the Dilution Reserve or (y) 20% of the Maximum Revolver Amount, minus
(d) the aggregate amount of Reserves, if any, established by Agent from time to time under Section 2.1(c) of this Agreement.
(c)The definition of "Dilution Reserve" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
"Dilution Reserve" means, as of any date of determination, an amount sufficient to reduce the advance rate against (i) Eligible Investment Grade Accounts by the extent to which Dilution is in excess of 2.5%, (ii) Eligible Non-Investment Grade Accounts by the extent to which Dilution is in excess of 5% and (iii) Eligible Unbilled Accounts by the extent to which Dilution is in excess of 5%. The amount of the Dilution Reserve or other Reserve established by Agent, and any changes to the eligibility criteria set forth in the definitions of Eligible Accounts shall not be duplicative of any other reserve established and currently maintained or eligibility criteria.
(d)Section 14.1(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:
(c) No amendment, waiver, modification, elimination, or consent shall amend, without written consent of Agent, Borrowers and the Supermajority Lenders, modify, or eliminate the definition of Borrowing Base or any of the defined terms (including the definitions of Eligible Accounts, Eligible Investment Grade Accounts, Eligible Unbilled Accounts and Eligible Non-Investment Grade Accounts) that are used in such definition to the extent that any such change results in more credit being made available to Borrowers based upon the Borrowing Base, but not otherwise, or the definition of Maximum Revolver Amount;

3.Continuing Effect. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as modified hereby. This Amendment is a Loan Document.
4.Reaffirmation and Confirmation. Each Loan Party hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent its valid, enforceable and collectible obligations, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations are hereby ratified and confirmed by each Loan Party in all respects.
5.Conditions to Effectiveness. This Amendment shall become effective upon the satisfaction of the following conditions precedent (the date of such satisfaction, the "Effective Date"):
(a)Agent shall have received a copy of this Amendment, executed and delivered by (i) Lenders constituting the Required Lenders, and (ii) the Borrowers, and a copy of the attached Consent and Reaffirmation executed and delivered by each Guarantor; and
(b)No Default or Event of Default shall have occurred and be continuing on the Effective Date, nor shall result from the execution and delivery of this Amendment.
6.Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, each Loan Party hereby represents and warrants to Agent and Lenders that:
(a)this Amendment and the Loan Documents, as modified hereby, constitute legally valid and binding obligations of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally;
(b)the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of the date hereof, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date);

(c)as of the date of this Amendment, no Default or Event of Default has occurred and is continuing; and
(d)as to each Loan Party, the execution, delivery, and performance by such Loan Party of this Amendment and the Loan Documents, as modified hereby, to which it is a party do not and will not (i) violate any material provision of federal, state, or local law or regulation applicable to any Loan Party, the Governing Documents of any Loan Party, or any order, judgment, or decree of any court or other Governmental Authority binding on any Loan Party, (ii) conflict with, result in a breach of, or constitute (with due notice or lapse of time or both) a default under any material agreement of any Loan Party where any such conflict, breach or default could individually or in the aggregate reasonably be expected to have a Material Adverse Effect, (iii) result in or require the creation or imposition of any Lien of any nature whatsoever upon any assets of any Loan Party, other than Permitted Liens, or (iv) require any approval of any holder of Equity Interests of a Loan Party or any approval or consent of any Person under any material agreement of any Loan Party, other than consents or approvals that have been obtained and that are still in force and effect and except, in the case of material agreements, for consents or approvals, the failure to obtain could not individually or in the aggregate reasonably be expected to cause a Material Adverse Effect.
7.Miscellaneous.
(a)Expenses. The Borrowers agrees to pay upon demand all Lender Group Expenses incurred in connection with the preparation, negotiation, execution, delivery and administration of this Amendment and all other instruments or documents provided for herein or delivered or to be delivered hereunder or in connection herewith. All obligations provided herein shall survive any termination of this Amendment and the Credit Agreement.
(b)Choice of Law and Venue; Jury Trial Waiver; Judicial Reference Provision. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference.
(c)Counterparts. This Amendment may be executed in any number of counterparts, and by the parties hereto on the same or separate counterparts, and each such counterpart, when executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Amendment.
8.Release.
(a)In consideration of the agreements of Agent and Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent and Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, controversies, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known or unknown, suspected or unsuspected, both at law and in equity, which such Loan Party or any of its successors, assigns, or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto.
(b)Each Loan Party understands, acknowledges and agrees that the release set forth above may be pleaded as a full and complete defense and may be used as a basis for an injunction against any action, suit or other proceeding which may be instituted, prosecuted or attempted in breach of the provisions of such release.
(c)Each Loan Party agrees that no fact, event, circumstance, evidence or transaction which could now be asserted or which may hereafter be discovered shall affect in any manner the final, absolute and unconditional nature of the release set forth above.
[Signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWERS:	RNGR ENERGY SERVICES, LLC, a Delaware limited liability company By: Name: Title:

RANGER ENERGY SERVICES, LLC, a Delaware limited liability company By: Name: Title:

TORRENT ENERGY SERVICES, LLC, a Delaware limited liability company By: Name: Title:

RANGER ENERGY ACQUISITION, LLC, a Delaware limited liability company By: Name: Title:

BRAVO WIRELINE, LLC, a Delaware limited liability company By: Name: Title:

Signature Page to First Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association, as Agent and as a Lender By: Name: Its Authorized Signatory

Signature Page to First Amendment to Credit Agreement

Signature Page to First Amendment to Credit Agreement

CONSENT AND REAFFIRMATION
Each of the undersigned hereby (i) acknowledges receipt of a copy of the foregoing First Amendment to Credit Agreement (the "Amendment"); (ii) consents to each Borrower's execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment; and (iv) affirms that nothing contained therein shall modify in any respect whatsoever any Loan Documents (other than as specifically provided in the Amendment) to which the undersigned is a party and reaffirms that the Loan Documents to which it is a party shall continue to remain in full force and effect. Although the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, each of the undersigned understands that Agent and Lenders have no obligation to inform such undersigned of such matters in the future or to seek such undersigned's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.

IN WITNESS WHEREOF, the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

ACADEMY OILFIELD RENTALS, LLC By: Name: Title:

RANGER ENERGY EQUIPMENT, LLC By: Name: Title:
RANGER ENERGY PROPERTIES, LLC By: Name: Title:
PATRIOT COMPLETION SOLUTIONS LLC By: Name: Title:
RANGER ENERGY LEASING, LLC By: Name: Title:

Signature Page to Consent and Reaffirmation (First Amendment)